FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  March 3, 1998
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc
                        -------------------------------
                          (Exact name of registrant as
                            specified in its charter)




   0-18294                      California                    94-3087630
-------------                 ---------------               --------------
(Registration                 (State or Other                (IRS Employer
    File                      Jurisdiction of               Identification
   Number)                    Incorporation)                    Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage, and ultimately sell income-producing real properties and investments in securities. In the normal course of its business, the registrant sold the Pearle Express store in Morrow, Georgia on March 3, 1998.

TERMS OF ORIGINAL ACQUISITION

On November 29, 1989 the Registrant acquired the Pearle Express store in Morrow, Georgia for $1,172,000 including acquisition fees and other miscellaneous closing costs

TERMS OF DISPOSITION AND FINANCING

The Registrant sold the sold the Pearle Express store in Morrow, Georgia on March 3, 1998. The sales price was $1,005,000. After payment of expenses of sale, the proceeds to the Registrant were $902,000.

CARRYING AMOUNT AT DATE OF SALE

The carrying amount of the land and improvements approximated $916,000 (net of a $42,000 provision for impairment of value recognized in 1997) and $997,000 on a book basis and tax basis, respectively.


GAIN/LOSS ON SALE

The loss recognized on the sale approximated $14,000 and $95,000 on a book basis and tax basis, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements
         Not applicable.

(b)      Pro Forma Financial Information
         Historical financial information and Pro Forma financial information relating to the sale are included in this Form 8-K.

(c)      Exhibits
         Upon their receipt, the Registrant will amend its Form 8-K to include the disposition documents for the abovementioned property.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            METRIC INCOME TRUST SERIES, INC.,
                                            a California Corporation


                                            By:      /s/ William A. Finelli
                                                     ---------------------------
                                                     William A. Finelli
                                                     Chief Financial Officer


                                            Date:        March 13, 1998
                                                     ---------------------------

Basis of Presentation

Note 1.

The Registrant sold the Pearle Express Store located in Morrow, Georgia ("Pearle") on March 3, 1998. Accounts related to Pearle have been eliminated and interest income has been added assuming that the net proceeds from the sale were invested at 5% per annum until distributed as presented by the pro forma adjustments. See Note 2 below.

Note 2.

The unaudited consolidated statements present the pro forma balance sheet at December 31, 1997, had the Registrant sold Pearle on December 31, 1997, and the pro forma statement of operations for the year ended December 31, 1997 had the Registrant sold Pearle on December 31, 1996. The unaudited consolidated statements also present the historical Balance Sheet at December 31, 1997 and the historical Statement of Operations for the year ended December 31, 1997.

No provision for Federal and state income taxes has been made in the historical or pro forma consolidated financial statements because the Registrant qualifies as a REIT and had distributed amounts in excess of its taxable income for the year ending December 31, 1997.

                        METRIC INCOME TRUST SERIES, INC.
                            a California Corporation

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      For the Year Ended December 31, 1997

                                                                                Pro Forma
                                                                                Adjustments       Pro Forma
                                                                Historical        (Note 1)         (Note 2)
                                                               -----------      -----------      -----------
Revenues:

Lease income                                                   $ 3,052,000      $  (118,000)     $ 2,934,000
Interest on mortgage-backed securities                             401,000             --            401,000
Interest and other income                                          275,000           17,000          292,000
Gain on sale of mortgage-backed securities - net                   226,000             --            226,000
                                                               -----------      -----------      -----------
     Total Revenues                                              3,954,000         (101,000)       3,853,000
                                                               -----------      -----------      -----------
Expenses  (including  $389,000 paid or payable to
advisor and affiliates in 1997):

Depreciation                                                       128,000          (14,000)         114,000
General and administrative                                         856,000           (8,000)         848,000
Impairment provision for real estate held for sale                  42,000          (42,000)            --
                                                               -----------      -----------      -----------
     Total Expenses                                              1,026,000          (64,000)         962,000
                                                               -----------      -----------      -----------
Income before Gain on Sale of Property                           2,928,000          (37,000)       2,891,000

Loss on Sale of Properties - Net                                  (469,000)            --           (469,000)
                                                               -----------      -----------      -----------
Net Income                                                     $ 2,459,000      $   (37,000)     $ 2,422,000
                                                               ===========      ===========      ===========
Net Income per Share

Income before loss on sale of properties                       $      0.46      $     (0.01)     $      0.45
Loss on sale of properties - net                                     (0.07)            --              (0.07)
                                                               -----------      -----------      -----------
     Net Income per Share                                      $      0.39      $     (0.01)     $      0.38
                                                               ===========      ===========      ===========
Dividends per Share                                            $      4.79      $      0.13      $      4.92
                                                               ===========      ===========      ===========

                        METRIC INCOME TRUST SERIES, INC.
                            a California Corporation

                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                              December 31, 1997

                                                                                        Pro Forma
                                                                                        Adjustments        Pro Forma
                                                                      Historical          (Note 1)         (Note 2)
                                                                     ------------      ------------      ------------
ASSETS

Cash                                                                 $ 19,762,000      $    902,000      $ 20,664,000
Accounts and Interest Receivable                                           65,000              --              65,000


Real Estate Held for Sale                                               1,744,000          (916,000)          828,000
Prepaid and Other Assets                                                   54,000              --              54,000
                                                                     ------------      ------------      ------------
     Total Assets                                                    $ 21,625,000      $    (14,000)     $ 21,611,000
                                                                     ============      ============      ============
LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities

Dividends Payable                                                    $ 17,385,000              --        $ 17,385,000
Payable to Sponsor and Affiliates                                          50,000              --              50,000
Other Accounts Payable and Accrued Liabilities                            326,000              --             326,000
                                                                     ------------      ------------      ------------
     Total Liabilities                                                 17,761,000              --          17,761,000
                                                                     ------------      ------------      ------------
Shareholders' Equity

Common Stock - no par value, stated at $0.001, 12,250,000 shares
     authorized and 6,321,641 shares issued and outstanding                 6,000              --               6,000
Additional Paid-in Capital                                             55,200,000              --          55,200,000
Accumulated Dividends in Excess of Net Income                         (51,342,000)          (14,000)      (51,356,000)
                                                                     ------------      ------------      ------------
     Total Shareholders' Equity                                         3,864,000           (14,000)        3,850,000
                                                                     ------------      ------------      ------------
     Total Liabilities and Shareholders' Equity                      $ 21,625,000      $    (14,000)     $ 21,611,000
                                                                     ============      ============      ============
